SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2011

ECB BANCORP, INC.

(Exact name of registrant as specified in its charter)

North Carolina	000-24753	56-2090738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Post Office Box 337 Engelhard, North Carolina		27824
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (252) 925-9411

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On March 16, 2011, we distributed a press release announcing that, at its meeting held on March 15, 2011, our Board of Directors declared a cash dividend of $0.07 per share of our common stock, payable on April 11, 2011, to shareholders of record on March 28, 2011.

A copy of our press release is being furnished as Exhibit 99.1 to this Report.

The information contained in this Report and its exhibits shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits. The following exhibit is furnished with this Report:

Exhibit No.	Exhibit Description

99.1	Copy of our press release dated March 16, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, we have duly caused this Report to be signed on our behalf by the undersigned hereunto duly authorized.

ECB BANCORP, INC.
(Registrant)

Date:	March 16, 2011	By:	/S/ THOMAS M. CROWDER
Thomas M. Crowder
Executive Vice President and Chief Financial Officer